UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2021

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 1000 Boston, Massachusetts (Address of principal executive offices)	02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ALBO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition and Item 8.01 Other Events.

On July 19, 2021, Albireo Pharma, Inc. (“Albireo”) issued a press release announcing receipt of approval from the European Medicines Agency (EMA) for Bylvay (odevixibat), the first drug approved for the treatment of patients with all subtypes of progressive familial intrahepatic cholestasis (PFIC). The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

On July 20, 2021, Albireo issued a press release announcing U.S. Food & Drug Administration (FDA) approval of Bylvay for the treatment of pruritis in patients with all subtypes of PFIC. The press release regarding FDA approval included certain financial results for the second quarter ended June 30, 2021. These financial results are preliminary and are subject to completion of financial closing procedures. As a result, these financial results may differ from the results that will be reflected in our financial statements as of and for the quarter ended June 30, 2021. The full text of the press release is filed (except as noted below) as Exhibit 99.2 to this Current Report on Form 8-K.

The financial results furnished as part of Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press release of Albireo Pharma, Inc., dated July 19, 2021, announcing EMA approval of Bylvay.
99.2	Press release of Albireo Pharma, Inc., dated July 20, 2021, announcing FDA approval of Bylvay and including certain second quarter financial results.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: July 20, 2021	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer